UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 7, 2023 (April 6, 2023)

VERIS RESIDENTIAL, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

VERIS RESIDENTIAL, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, in February 2017 and June 2019, Veris Residential, Inc., a Maryland corporation (the “General Partner”) and the general partner of Veris Residential, L.P. (the “Operating Partnership,” and collectively with the General Partner, the “Company”), Veris Residential Trust (formerly known as Roseland Residential Trust, the Company’s subsidiary through which the Company conducts its multifamily residential real estate operations; hereinafter “VRT”), Veris Residential Partners, L.P. (formerly known as Roseland Residential, L.P., the operating partnership through which VRT conducts all of its operations; hereinafter “VRPLP”), and certain other affiliates of the Company entered into preferred equity investment agreements with certain affiliates of Rockpoint Group, L.L.C. (Rockpoint Group, L.L.C. and its affiliates, collectively, “Rockpoint”) pursuant to which VRPLP issued and sold to Rockpoint an aggregate of $400 million of preferred units of VRPLP (the “Preferred Units”) as further described in Note 14 – Redeemable Noncontrolling Interests – Rockpoint Transaction beginning on page 97 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Under the terms and conditions of the Third Amended and Restated Limited Partnership Agreement of VRPLP, dated as of June 28, 2019 (the “VRPLP Partnership Agreement”), VRT may purchase and redeem from Rockpoint the Preferred Units and certain other ownership interests in affiliates of Rockpoint that own the Preferred Units (collectively, the “Put/Call Interests”). On April 5, 2023, the Company delivered notice to Rockpoint that VRT was exercising its right to purchase and redeem the Put/Call Interests from Rockpoint.

On April 6, 2023, Rockpoint delivered notice to the Company that Rockpoint was exercising its right under the VRPLP Partnership Agreement to defer the closing of the Company purchase and redemption of the Put/Call Interests for one year until May 2024.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title

104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIS RESIDENTIAL, INC.

Dated: April 7, 2023	By:	/s/ Taryn Fielder
Taryn Fielder
Executive Vice President, General Counsel and Corporate Secretary

VERIS RESIDENTIAL, L.P.

	By:	Veris Residential, Inc.
its general partner

Dated: April 7, 2023		By:	/s/ Taryn Fielder
Taryn Fielder
Executive Vice President, General Counsel and Corporate Secretary